UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2004

                        ADVANCED MARKETING SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

              0-16002                                95-3768341
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     (Commission File Number)             (IRS Employer Identification No.)


                 5880 OBERLIN DRIVE, SAN DIEGO, CALIFORNIA 92121
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 457-2500

                                       NA
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On January 14, 2004, the registrant issued a public announcement, "Advanced Marketing Services Announces Restatement and Revised Guidance Concerning Fiscal Year 2004 Financial Performance." The full text of the announcement, which shall not be deemed filed under the Securities and Exchange Act of 1934, is attached hereto as Exhibit 99.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ADVANCED MARKETING SERVICES, INC.
                                           (Registrant)


   January 14, 2004                        By: /S/ MICHAEL M. NICITA
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            Date                           Michael M. Nicita
                                           President and Chief Executive Officer